Exhibit 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Golden Cycle Gold Corporation, (the “Company”) does hereby certify with respect to the amended Annual Report of the Company on Form 10-K/A for the period ended December 31, 2004 (the “Report”) that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 5, 2005

/s/ R. Herbert Hampton
R. Herbert Hampton
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.